UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): June 8, 2007 (June 4, 2007)


                             PYR ENERGY CORPORATION
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)


         MARYLAND                   001-15511                 95-4580642
      ---------------        ------------------------       -------------
      (State or other        (Commission File Number)       (IRS Employer
       jurisdiction                                       Identification No.)
     of incorporation)


1675 BROADWAY, SUITE 2450, DENVER, COLORADO                          80202
---------------------------------------------                  ---------------
(Address of principal executive offices)                          (Zip Code)


        Registrant's telephone number, including area code   (303) 825-3748
                                                            -----------------


                                 Not Applicable
               --------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.


On April 23, 2007, PYR Energy Corporation ("Company"), Samson Investment Company ("Samson") and Samson Acquisition Corp., a wholly owned subsidiary of Samson ("Acquisition Corp.") entered into an Agreement and Plan of Merger (the "Merger Agreement").

Pursuant to the Merger Agreement, Samson is entitled to designate a number of directors to the Company's board of directors reflecting Samson's percentage ownership of the outstanding shares of Company common stock.

On June 4, 2007, Mr. Daniel, a designee of Samson, resigned as a director of the Company's board of directors. On June 8, 2007, pursuant to the Merger Agreement as described in the paragraph above, Scott Rowland was designated by Samson and appointed to the Company's board of directors.

As set forth in the Company's Form 8-K filed with the Securities and Exchange Commission on June 1, 2007, Mr. Rowland was appointed Vice President of the Company on May 30, 2007. Samson and Acquisition Corp. have advised the Company that neither Mr. Rowland nor or any of his affiliates (i) has a familial relationship with any directors or executive officers of the Company, or (ii) has been involved in any transactions with the Company or any of its directors, officers or affiliates which are required to be disclosed pursuant to the rules and regulations of the Securities and Exchange Commission.

Mr. Daniel did not state that his resignation related to any disagreement relating to the Company's operations, policies or practices.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

June 8, 2007                           PYR ENERGY CORPORATION



                                       By:  /s/  C. Philip Tholen
                                           ----------------------------------
                                           C. Philip Tholen
                                           Chief Executive Officer, President
                                           and Chief Financial Officer
























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